Exhibit 10.1

AMENDMENT NO. 10 TO SALE AND SERVICING AGREEMENT

(VFCC Transaction with Ares Capital CP Funding LLC)

THIS AMENDMENT NO. 10 TO THE SALE AND SERVICING AGREEMENT, dated as of July 22, 2008 (this “Amendment”), is entered into in connection with that certain Sale and Servicing Agreement, dated as of November 3, 2004 (as amended, modified, waived, supplemented or restated through the date hereof, the “Sale and Servicing Agreement”), by and among Ares Capital CP Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), Ares Capital Corporation, as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and as the Purchaser Agent with respect to Variable Funding Capital Company LLC (f/k/a Variable Funding Capital Corporation), as Conduit Purchaser (together with its successors and assigns in such capacity, the “VFCC Agent”), U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacities, the “Trustee”), and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

R E C I T A L S

WHEREAS, the above-named parties have entered into the Sale and Servicing Agreement, and, pursuant to and in accordance with Section 13.1 thereof, the parties hereto desire to amend the Sale and Servicing Agreement, in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recital, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.         AMENDMENTS.

(a)           The “Recitals” in the Sale and Servicing Agreement are hereby amended and restated as follows:

WHEREAS, the parties hereto previously entered into the Sale and Servicing Agreement dated as of November 3, 2004 (such agreement, as amended, modified or waived prior to the date hereof, the “Existing Agreement”);

WHEREAS, Section 13.1 of the Existing Agreement provides that no amendment shall be effective without the written agreement of the Borrower, the Administrative Agent, the Trustee and each Purchaser and its related Purchaser Agent;

WHEREAS, on the Tenth Amendment Effective Date, the parties hereto wish to amend the Existing Agreement in order to make certain changes agreed to by the parties hereto; and

WHEREAS, all other conditions precedent to the execution of this Agreement have been complied with.

NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

(b)           Section 1.1 of the Sale and Servicing Agreement is hereby amended by amending and restating in their entirety the following defined terms:

““Accrual Period”:  With respect to each Advance (or portion thereof), (a) with respect to the first Payment Date, the period commencing on the Closing Date and ending on the last day of the calendar month preceding the first Payment Date, (b) with respect to the final Payment Date, the period commencing on the first day of the calendar month in which the preceding Payment Date occurred and ending on the final Payment Date, and (c) with respect to any other Payment Date, the period commencing on the first day of the calendar month in which the preceding Payment Date occurred and ending on the last day of the calendar month immediately preceding the month in which the Payment Date occurs.”

““Alternative Rate”:  For any day during any Accrual Period, (i) with respect to any Institutional Purchaser, an interest rate per annum equal to the LIBOR Rate and (ii) with respect to any Conduit Purchaser, an interest rate per annum equal to the Adjusted Eurodollar Rate; provided that the Alternative Rate shall be the Base Rate if a Eurodollar Disruption Event occurs.”

““Ares LIBOR Rate”:  The rate per annum appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time for such day, provided, if such day is not a Business Day, the immediately preceding Business Day, as the rate for Dollar deposits with a one-month, a two-month or a three-month maturity, as applicable, as and when determined in accordance with the applicable Underlying Instruments.”

““Borrowing Notice”:  Each notice required to be delivered by the Borrower in respect of (a) the Initial Advance and each incremental Funded Advance, in the form of Exhibit A-1, (b) each Pre-Funded Advance, in the form of Exhibit A-1-PF, (c) any reduction of the Facility Amount or repayment of Advances Outstanding, in the form of Exhibit A-2, or (d)(i) any reinvestment of Principal Collections under Section 2.9(b) or

(ii) any investment of amounts on deposit in the Unfunded Exposure Account pursuant to Section 2.9(c) or Section 2.10(b), in each case in the form of Exhibit A-3.”

““Broadly Syndicated Loan”: Any Loan that is a Term Loan or a Revolving Loan that (i) is secured by a valid and perfected first priority Lien on all of the Obligor’s assets constituting Related Property for the Loan (which may include a pledge of common equity), subject to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar Related Property is commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by the related Underlying Instruments and UCC financing statements, (ii) has a Loan-to-Value Ratio not greater than 60%, (iii) provides that the payment obligation of the Obligor on such Loan is either senior to, or pari passu with, all other Indebtedness to such Obligor, (iv) is to an Obligor issued as part of a loan facility with an original facility amount (including any first and second lien loans included in such facility) of greater than $250,000,000, including for purposes of this definition the maximum available amount of commitments under Revolving Loans and Delayed Draw Term Loans, and (v) has a public rating with respect to its Obligor of at least B- by S&P and B3 by Moody’s.  For avoidance of doubt, (y) Broadly Syndicated Loans may include multiple tranches of a single facility and (z) a Broadly Syndicated Loan that satisfies some but not all of the foregoing provisions of this definition may still be eligible for purchase by the Borrower as another loan type, subject to such Loan’s satisfaction of the criteria set forth in the definitions of those Loans and in the definition of Eligible Loan.”

““Commitment”:  With respect to each Purchaser, the commitment of such Purchaser to make Advances in accordance herewith in an amount not to exceed (a) prior to the Termination Date or for purposes of Advances made pursuant to Section 2.1(f), the dollar amount set forth opposite such Purchaser’s name on Annex B hereto or the amount set forth as such Purchasers “Commitment” on Schedule I to the Joinder Supplement relating to such Purchaser, as applicable, and (b) on or after the Termination Date (other than for purposes of Advances made pursuant to Section 2.1(f)), such Purchaser’s Pro Rata Share of the aggregate Advances Outstanding.”

““Large Obligor Coverage Amount”:  As of any Measurement Date, an amount equal to the greater of (i) the sum of the Outstanding Loan Balances of all Eligible Loans (excluding Charged-Off Loans and Delinquent Loans) attributable to the three Obligors having the largest aggregate Outstanding Loan Balance (excluding Charged-Off Loans and Delinquent Loans) included in the Borrowing Base on such date (net of amounts in excess of the Concentration Limits) and (ii) $35,000,000.”

““LIBOR Rate”:  For any day during the Accrual Period, with respect to any Advance (or portion thereof) (a) the rate per annum appearing on Page 3750 of the Bridge Telerate Service (formerly Dow Jones Market Service) (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time for such day, provided, if such day is not a Business Day, the immediately preceding Business Day, as the rate for dollar deposits with a one-month maturity; (b) if for any reason the rate specified in clause (a) of this definition does not so appear on Page 3750 of the Bridge Telerate Service (or any successor or substitute page or any such successor to or substitute for such service), the rate per annum appearing on Reuters Screen LIBOR01 Page (or any successor or substitute page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m., London time, for such day, provided, if such day is not a Business Day, the immediately preceding Business Day, for a one-month maturity; and (c) if the rate specified in clause (a) of this definition does not so appear on Page 3750 of the Bridge Telerate Service (or any successor or substitute page or any such successor to or substitute for such service) and if no rate specified in clause (b) of this definition so appears on Reuters Screen LIBOR01 Page (or any successor or substitute page), the interest rate per annum at which dollar deposits of $5,000,000 and for a one-month maturity are offered by the principal London office of WBNA in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, for such day.”

““Maximum Availability”:  At any time, an amount equal to the least of: (i)(A) the Facility Amount minus (B) the Unfunded Exposure Amount; (ii)(A) the product of the Borrowing Base and the Weighted Average Advance Rate plus (B) the amount on deposit in the Principal Collections Account received in reduction of the Outstanding Loan Balance of any Loan plus (C) the amount on deposit in the Pre-Funded Advances Account in respect of Pre-Funded Advances, after giving effect to all repayments of Pre-Funded Advances on such day and the making of new Pre-Funded Advances on such day minus (D) the Unfunded Exposure Amount; and (iii)(A) the Borrowing Base minus (B) the Large Obligor Coverage Amount plus (C) the amount on deposit in the Principal Collections Account received in reduction of the Outstanding Loan Balance of any Loan plus (D) the amount on deposit in the Pre-Funded Advances Account in respect of Pre-Funded Advances, after giving effect to all repayments of Pre-Funded Advances on such day and the making of new Pre-Funded Advances on such day minus (E) the Unfunded Exposure Amount; provided, however, that at all times during the Amortization Period (other than for purposes of Section 2.1(f)), the Maximum Availability shall be equal to the Advances Outstanding.”

““Outstanding Loan Balance”:  As of any Measurement Date, (i) with respect to any Discount Loan, the lesser of (a) the Fair Market Value of such Loan as of the end of the most recent date of determination and (b) the purchase price of such Loan (expressed as a percentage of par) multiplied by its outstanding principal balance (exclusive of any interest and Accreted Interest); (ii) with respect to any Priced Loan other than a Discount Loan, the least of (a) the Fair Market Value of such Loan as of the end of the most recent date of determination, (b) the purchase price of such Loan (expressed as a percentage of par) multiplied by its outstanding principal balance (exclusive of any interest and Accreted Interest) and (c) the outstanding principal balance of such Loan (exclusive of any interest and Accreted Interest); and (iii) with respect to any other Loan, the lesser of (a) the Fair Market Value of such Loan as of the end of the most recent date of determination and (b) the outstanding principal balance of such Loan (exclusive of any interest and Accreted Interest); provided that the Outstanding Loan Balance of any Revolving Loan or Delayed Draw Term Loan shall exclude the principal balance of any Unfunded Exposure Amount in respect of such Loan except for the purpose of calculating the Excess Concentration Amount.  The Outstanding Loan Balance of (x) any Prepaid Loan which has been prepaid in full or (y) any Equity Security shall equal $0.  For the avoidance of doubt, any principal amount previously covered by a Servicer Advance will be excluded from the principal amounts outstanding for purposes of this definition.”

““Retained Interest”:  With respect to any Agented Note that is transferred by the Originator to the Borrower and by the Borrower to the Purchasers, (i) all of the obligations, if any, of the agent(s) under the documentation evidencing such Agented Note and (ii) the applicable portion of the interests, rights and obligations under the documentation evidencing such Agented Note that relate to such portion(s) of the indebtedness that is owned by another lender.”

(c)           Section 1.1 of the Sale and Servicing Agreement is hereby amended by adding the following defined terms in the proper alphabetical order:

““Discount Loan”:  Any Loan that has been purchased, acquired or originated by the Originator (or an Affiliate thereof) at less than 95% of its par value as of the date of its purchase, acquisition or origination; provided, however, that any such Loan that is classified as a Discount Loan shall cease to be so classified (a) with respect to a Priced Loan, on the first day after such purchase, acquisition or origination on which such Priced Loan shall have obtained a Market Value equal to or greater than 95% of its par value for a period of thirty (30) consecutive days and (b) with respect to any Loan other than a Priced Loan, on the date the Administrative Agent, acting in its sole discretion, so notifies the Borrower and the Servicer in writing.”

““Eligible Bid”:  A bid made in good faith (and acceptable as a valid bid in the Administrative Agent’s reasonable discretion) by a bidder for all or any portion of the Collateral in connection with a sale of the Collateral in whole or in part pursuant to Section 10.2.”

““Exposure Amount”:   As of any date of determination, with respect to any Delayed Draw Term Loan or Revolving Loan, the excess, if any, of (i) the maximum commitment of the Borrower under the terms of the applicable Underlying Instruments to make loans (and, for the avoidance of doubt, the Borrower’s commitment in respect of a Loan as to which the commitment to make additional loans has been terminated shall be zero) over (ii) the outstanding principal balance of such Loan on such date of determination.”

““Exposure Amount Shortfall”:  Defined in Section 2.1(f).”

““Market Value”:  As of any Measurement Date, the midpoint between the “ask” price and the “bid” price for any Priced Loan by reference to information provided by (i) LoanX Mark-It Partners or (ii) if no such information is available from LoanX Mark-It

Partners, then information provided by Loan Pricing Corporation, or (iii) if no such information is available from either LoanX Mark-It Partners or Loan Pricing Corporation, then information provided by another pricing service selected by the Administrative Agent in its sole discretion.”

““Market Value Adjustment Amount”:  An amount calculated as of each Measurement Date equal to the positive difference, if any, of (a) the product of (i) the aggregate Outstanding Loan Balance of all Priced Loans and (ii) 87.5% minus (b) the sum of the current Market Value of each Priced Loan as determined by the lower of the Market Values provided by LoanX Mark-It Partners or Loan Pricing Corporation as calculated on each such Measurement Date.”

““Minimum Weighted Average Spread”: 4.00%.”

““Priced Loan”:  Any Loan that has an observable quote from LoanX Mark-It Partners or Loan Pricing Corporation, or from another pricing service selected by the Administrative Agent in its sole discretion.”

““Standstill Period”: Defined in Section 10.2(c).”

““Subordinated Loan”:  Any Term Loan that (i) may or may not be secured by a Lien on the Obligor’s assets constituting Related Property for the Loan, (ii) has a Loan-to-Value Ratio not greater than 75%, and (iii) that contains terms which, upon the occurrence of an event of default under the Underlying Instruments or in the case of any liquidation or foreclosure on the Related Property, provide that the Borrower’s portion of such Loan would be paid only after the other creditors to such Obligor (including any lender party making any Broadly Syndicated Loan, First Lien Loan, Second Lien Loan or Subordinated Loan whose right to payment is contractually senior to the Borrower) is paid in full.”

““Tenth Amendment Effective Date”: July 22, 2008.”

““Unfunded Exposure Account”:  Defined in Section 6.4(j).”

““Unfunded Exposure Amount”: At any time, the amount, if any, by which (i) the aggregate Exposure Amount exceeds (ii) the aggregate amount on deposit in the Unfunded Exposure Account.”

““Weighted Average Spread”:  As of any date of determination, a fraction (expressed as a percentage and rounded up to the next 0.001%), the numerator of which is equal to the sum of (a) the product of (i) the sum of the products determined by multiplying the Outstanding Loan Balance of each Floating Rate Loan (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such date of determination by the stated current cash spread at which interest accrues on such Loan above the Ares LIBOR Rate or the Ares Prime Rate for such Loan (as applicable) multiplied by (ii) the Outstanding Loan Balance of all Floating Rate Loans (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such date of determination plus (b) the product of (i) the sum of the products determined by multiplying the Outstanding Loan Balance of each Fixed Rate Loan (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such date of determination by (x) the stated cash coupon for such Loan minus (y) the weighted average Ares LIBOR Rate applicable to the Floating Rate Loans (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such date of determination multiplied by (ii) the Outstanding Loan Balance of all Fixed Rate Loans (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such date of determination, and the denominator of which is the Aggregate Outstanding Loan Balance as of such date of determination; provided that, in the case of a Floating Rate Loan with an interest rate calculated based on an Ares Prime Rate, the stated current cash spread for such Loan shall include an amount equal to the difference between such Ares Prime Rate minus the equivalent Ares LIBOR Rate for such Loan.”

““Weighted Average Spread Test”: As of any Measurement Date, a test that will be satisfied if the Weighted Average Spread exceeds the Minimum Weighted Average Spread.”

(d)           The definition of  “Account” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the phrase “, the Unfunded Exposure Account” immediately after the words “Pre-Funded Advances Account”.

(e)           The definition of “Advance Rate” in Section 1.1 of the Sale and Servicing Agreement is hereby amended by replacing the table in the definition with the following:

ELIGIBLE LOANS

TYPE OF ELIGIBLE LOAN	ADVANCE RATE

Broadly Syndicated Loans	75%

First Lien Loans	70%

Second Lien Loans	55%

Subordinated Loans	50%

DIP Loans	50%

(f)            The definition of  “Aggregate Outstanding Loan Balance” or “AOLB” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the phrase “, minus the Market Value Adjustment Amount” immediately before the period.

(g)           The definition of “Availability” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the phrase “(other than for purposes of Section 2.1(f))” immediately after the words “Amortization Period”.

(h)           The definition of “Concentration Limits” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by amending and restating clauses (a) through (d) thereof in their entirety as follows:

“(a)         the sum of the Outstanding Loan Balances of Eligible Loans that are Loans to a single Obligor (including any Affiliates thereof) shall not exceed $25,000,000;

(b)           the sum of the Outstanding Loan Balances of all Eligible Loans divided by the number of Eligible Obligors (including Affiliates thereof) shall not exceed the greater of 5% or $12,500,000;

(c)           the sum of the Outstanding Loan Balances of Eligible Loans that are Loans to Eligible Obligors in the same Moody’s Industry Classification Group shall not exceed the greater of 20% or $40,000,000;

(d)           the sum of the Outstanding Loan Balances of Eligible Loans that are Second Lien Loans and Subordinated Loans shall not exceed the greater of 70% or $100,000,000;”

(i)            The definition of “Concentration Limits” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the percentage “20%” from clause (f) thereof and replacing it with the percentage “5%” and by deleting the number “$40,000,000” from clause (f) thereof and replacing it with the number “$10,000,000”.

(j)            The definition of “Concentration Limits” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the word “and” at the end of clause (h) thereof.

(k)           The definition of “Delinquent Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the number “60” where it appears and replacing it with the phrase “five (5)”.

(l)            The definition of “Delinquent Portfolio Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the number “60” where it appears and replacing it with the phrase “five (5)”.

(m)          The definition of “Eligible Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrases “Senior Secured ABL,” and “Qualified Second Lien Loan,” from clause (f)(i) thereof, and by deleting the phrase “Senior Subordinated Loan or Junior” from clause (f)(ii) thereof.

(n)           The definition of “Eligible Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrase “more than ten days” from clause (h) thereof.

(o)           The definition of “Eligible Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrase “which are part of the Retained Interest” from clause (w) thereof.

(p)           The definition of “Eligible Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrase “[Reserved]” from clause (dd) thereof and replacing it with the phrase “such Loan has been purchased or acquired by the Originator (or directly by the Borrower) for an amount not less than 85% of the par value of such Loan outstanding as of the date of such purchase or acquisition unless otherwise approved in writing by the Administrative Agent in its sole discretion”.

(q)           The definition of “Eligible Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrase “[Reserved]” from clause (ee) thereof and replacing it with the phrase “at the time of inclusion in the Collateral, if the Weighted Average Spread Test was not satisfied as of the most recent Measurement Date, such Loan shall maintain or improve the Weighted Average Spread”.

(r)            The definition of “Facility Amount” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the phrase “(except with respect to any Advances made pursuant to Section 2.1(f))” immediately after the words “Termination Date”.

(s)           The definition of “Facility Termination Date” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by replacing the date “October 6, 2010” with the date “July 19, 2011”.

(t)            The definition of “First Lien Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrase “(a) 60% where the Loan is not a Material Mortgage Loan or the Related Property is not primarily real estate and (b) 75% where the Loan is a Material Mortgage Loan or the Related Property is primarily real estate” from clause (ii) thereof and replacing it with the percentage “60%”.

(u)           The definition of “Junior Subordinated Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby deleted in its entirety.

(v)           The definition of “Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrase “Junior Subordinated Loan, Qualified Second Lien Loan, Second Lien Loan, Senior Secured ABL or Senior Subordinated Loan” and replacing it with “Second Lien Loan or Subordinated Loan”.

(w)          The definition of “Material Adverse Effect” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the word “collectibility” where it appears and replacing it with the word “collectability”.

(x)            The definition of “Material Modification” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the phrase “permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan (other than any deferral or capitalization already allowed by the terms of the Underlying Instruments of any PIK Loan),” in clause (c) thereof immediately after the phrase “waives one or more interest payments,”.

(y)           The definition of “Minimum Pool Yield” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby deleted in its entirety.

(z)            The definition of “Permitted Liens” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the phrase “Senior Subordinated Loan or Junior” from clause (d) thereof.

(aa)         The definition of “Pool Yield” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby deleted in its entirety.

(bb)         The definition of “Pre-Funded Limit” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the number “$35,000,000” and replacing it with the number “$30,000,000”.

(cc)         The definition of “Qualified Second Lien Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby deleted in its entirety.

(dd)         The definition of “Senior Secured ABL” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby deleted in its entirety.

(ee)         The definition of “Senior Subordinated Loan” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby deleted in its entirety.

(ff)           The definition of “Servicing Standard” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the phrase “(i) if the Servicer is the Originator or an Affiliate thereof, the higher of: (A) the customary and usual servicing practices that a prudent loan investor or lender would use in servicing loans like the Loans for its own account, and (B) the same care, skill, prudence and diligence with which the Servicer services and administers loans for its own account or for the account of others, and (ii) if the Servicer is not the Originator or an Affiliate thereof,” immediately before the phrase “the same care” in clause (a) thereof.

(gg)         The definition of “Termination Date” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by replacing the date “October 8, 2008” in clause (c) thereof with the date “July 21, 2009” and by appropriately re-lettering the last two clauses thereof.

(hh)         The definition of “VFCC” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting the word “Corporation” and replacing it with the words “Company LLC” and by deleting the word “corporation” and replacing it with the phrase “limited liability company”.

(ii)           Section 2.1 of the Sale and Servicing Agreement is hereby amended by deleting the following two sentences from clause (d) thereof in their entirety:

“In the event that the term of any Liquidity Agreement or the date set forth in clause (c) of the definition of Termination Date is not extended for a period of up to 364 days, the Termination Date shall be extended with the consent of the Administrative Agent (such consent not to be unreasonably withheld) for a period of 45 days and notice of such termination shall be provided by the Administrative Agent to the Backup

Servicer, the Trustee, the Originator, the Borrower and the Servicer.  Only one such 45 day extension of the Termination Date shall be permitted under this Section 2.1(d).”

(jj)           Section 2.1 of the Sale and Servicing Agreement is hereby amended by adding the following clause (f):

“(f)          Notwithstanding Section 2.1(b), if on the Termination Date the amount on deposit in the Unfunded Exposure Account is less than the aggregate Exposure Amount, the Borrower shall request the Purchasers to make an Advance under the VFCs in the amount of such shortfall (the “Exposure Amount Shortfall”).  Following receipt of a Funding Request (which shall specify the account details of the Unfunded Exposure Account where the funds will be made available), the Purchasers shall fund such Exposure Amount Shortfall in accordance with Section 2.3.”

(kk)         Section 2.3(b)(ii) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(ii)         to the Administrative Agent, a description of the Obligor and the Loan or Loans (A) to be funded by the proposed Funded Advance or (B) in respect of which cash will be funded into the Unfunded Exposure Account;”

(ll)           Section 2.3(b)(iv) of the Sale and Servicing Agreement is hereby amended by inserting the phrase “(or have Exposure Amounts collateralized)” immediately after the words “to be financed” in clause (c) thereof.

(mm)       Section 2.3(c) of the Sale and Servicing Agreement is hereby amended by adding the following at the end of the sentence before the period.

“; provided that, with respect to a Funded Advance funded pursuant to Section 2.1(f), the Purchasers shall remit the Exposure Amount Shortfall in same day funds to the Unfunded Exposure Account”

(nn)         Section 2.8(a) of the Sale and Servicing Agreement is hereby amended by deleting the following in its entirety:

“Unless sooner prepaid pursuant to Section 2.4(b) or Section 10.2, the Advances Outstanding shall be repaid in full on the date that occurs 24 months following the Termination Date.  In addition,”

(oo)         Section 2.9(a) of the Sale and Servicing Agreement is hereby amended by inserting the following clause (6) and renumbering the existing clauses accordingly:

“(6)         in the Servicer’s discretion, to the Unfunded Exposure Account, an amount sufficient to cause the amount on deposit therein to equal the aggregate Exposure Amount;”

(pp)         Section 2.9(a) of the Sale and Servicing Agreement is hereby amended by deleting the number “(6)” from clause (7) thereof (after giving effect to Section 1(oo) of this Amendment) and replacing it with the number “(7)”.

(qq)         Section 2.9(a) of the Sale and Servicing Agreement is hereby amended by amending and restating clause (8) thereof (after giving effect to Section 1(oo) of this Amendment) in its entirety as follows:

“(8)         pro rata in accordance with the amounts due under this clause, to the Administrative Agent, each Purchaser Agent, any applicable Purchaser, the Backup Servicer, the Trustee, the Affected Parties, the Indemnified Parties or the Secured Parties, all other amounts, including, without duplication, any Increased Costs, Taxes or Indemnified Amounts, but other than the principal of Advances Outstanding, then due under this Agreement;”

(rr)           Section 2.9(a) of the Sale and Servicing Agreement is hereby amended by deleting the word “and” from the end of clause (9) thereof (after giving effect to Section 1(oo) of this Amendment).

(ss)         Section 2.9(a) of the Sale and Servicing Agreement is hereby amended by inserting the word “and” at the end of clause (10) thereof (after giving effect to Section 1(oo) of this Amendment).

(tt)           Section 2.9(b) of the Sale and Servicing Agreement is hereby amended by inserting the following paragraph at the end of such section:

“Upon the satisfaction of the conditions set forth in this Section 2.9(b) (as certified by the Borrower in the related Borrowing Notice delivered to the Trustee), the Trustee will release funds from the Principal Collections Account to the Servicer in an amount not to exceed the lesser of (A) the amount requested by the Servicer and (B) the amount on deposit in the Principal Collections Account on such day.”

(uu)         Section 2.9 of the Sale and Servicing Agreement is hereby amended by adding the following clause (c) thereof:

“(c)         On the terms and conditions hereinafter set forth, from time to time during the Revolving Period, the Servicer may withdraw funds from the Unfunded Exposure Account for the purpose of funding the Borrower’s unfunded commitments with respect to Delayed Draw Term Loans and Revolving Loans, provided that the following conditions are satisfied (unless otherwise waived in writing by the Administrative Agent):

(i)            all conditions precedent set forth in clauses (i) and (ii) of Section 3.2(b) have been satisfied;

(ii)           the Servicer provides same day written notice to the Administrative Agent, each Purchaser Agent and the Trustee by facsimile or email of the request to withdraw such funds and the amount of such request, which notice must be accompanied by a Borrowing Notice in the form of Exhibit A-3, certifying that such funds are only being used to fund Exposure Amounts with respect to any Delayed Draw Term Loan or Revolving Loan, and executed by the Borrower and a Responsible Officer of the Servicer; and

(iii)          the amount actually withdrawn from the Unfunded Exposure Account does not exceed the Exposure Amount required to be funded by the Borrower on the date of such withdrawal;

and in connection therewith, the Trustee shall provide to the Administrative Agent by facsimile or electronic mail a statement reflecting the balance on deposit in the Unfunded Exposure Account remaining as of such day.

Upon the satisfaction of the conditions set forth in this Section 2.9(c) (as certified by the Borrower in the related Borrowing Notice delivered to the Trustee), the Trustee will release funds from the Unfunded Exposure Account to the Servicer in an amount not to exceed the lesser of (A) the amount requested by the Servicer and (B) the amount on deposit in the Unfunded Exposure Account on such day.”

(vv)         Section 2.10(a) of the Sale and Servicing Agreement is hereby amended by inserting the following clause (6) and renumbering the existing clauses accordingly:

“(6)         to the Unfunded Exposure Account, in an amount sufficient to cause the amount on deposit therein to equal the aggregate Exposure Amount;”

(ww)       Section 2.10(a) of the Sale and Servicing Agreement is hereby amended by deleting the number “(6)” from clause (7) thereof (after giving effect to Section 1(vv) of this Amendment) and replacing it with the number “(7)”.

(xx)          Section 2.10(a) of the Sale and Servicing Agreement is hereby amended by amending and restating clause (8) thereof (after giving effect to Section 1(vv) of this Amendment) in its entirety as follows:

“(8)         pro rata in accordance with the amounts due under this clause, to the Administrative Agent, each Purchaser Agent, the applicable Purchaser, the Backup Servicer, the Trustee, the Affected Parties, the Indemnified Parties, or the Secured Parties, all other amounts, including, without duplication, any Increased Costs, Taxes or Indemnified Amounts, but other than the principal of Advances Outstanding, then due under this Agreement;”

(yy)         Section 2.10(a) of the Sale and Servicing Agreement is hereby amended by deleting the word “and” from the end of clause (9) thereof (after giving effect to Section 1(vv) of this Amendment).

(zz)          Section 2.10(a) of the Sale and Servicing Agreement is hereby amended by inserting the word “and” at the end of clause (10) thereof (after giving effect to Section 1(vv) of this Amendment).

(aaa)       Section 2.10 of the Sale and Servicing Agreement is hereby amended by adding the following clause (b) thereof:

“(b)         On the terms and conditions hereinafter set forth, from time to time during the Amortization Period, the Servicer may withdraw funds from the Unfunded Exposure Account for the sole purpose of funding the Borrower’s unfunded commitments with respect to Delayed Draw Term Loans and Revolving Loans, provided that the following conditions are satisfied (unless otherwise waived in writing by the Administrative Agent):

(i)            all conditions precedent set forth in clauses (i) and (ii) of Section 3.2(b) have been satisfied;

(ii)           the Servicer provides same day written notice to the Administrative Agent, each Purchaser Agent and the Trustee by facsimile or email of the request to withdraw such funds and the amount of such request, which notice must be accompanied by a Borrowing Notice in the form of Exhibit A-3, certifying that such funds are only being used to fund Exposure Amounts with respect to any Delayed Draw Term Loan or Revolving Loan, and executed by the Borrower and a Responsible Officer of the Servicer; and

(iii)          the amount actually withdrawn from the Unfunded Exposure Account does not exceed the Exposure Amount required to be funded by the Borrower on the date of such withdrawal.

Upon the satisfaction of the conditions set forth in this Section 2.10(b) (as certified by the Borrower in the related Borrowing Notice delivered to the Trustee), the Trustee will release funds from the Unfunded Exposure Account to the Servicer in an amount not to exceed the lesser of (A) the amount requested by the Servicer and (B) the amount on deposit in the Unfunded Exposure Account on such day.”

(bbb)      Section 2.10 of the Sale and Servicing Agreement is hereby amended by adding the following clause (c) thereof:

“On each Payment Date during the Amortization Period, the Servicer shall direct the Trustee in writing (which direction may be contained in the Servicing Report delivered on the related Reporting Date pursuant to Section 6.10(b)) to distribute from the Unfunded Exposure Account an amount equal to the amount, if any, of funds held therein which is in excess of the aggregate Exposure Amount (such excess amount to be calculated as of the Measurement Date for such Servicing Report) into the Principal Collections Account.”

(ccc)       Section 2.12(b) of the Sale and Servicing Agreement is hereby amended by deleting the number “(7)” where it appears and replacing it with the number “(8)”.

(ddd)      Section 2.12 of the Sale and Servicing Agreement is hereby amended by adding the following clause (d) thereof:

“(d)         If the Administrative Agent disagrees with the computation of any amounts to be paid or deposited by the Borrower or the Servicer hereunder, or upon their respective instructions, it shall so notify the Borrower, the Servicer and the Trustee in writing and in reasonable detail to identify the specific disagreement. If such disagreement cannot be resolved, the determination of the Administrative Agent as to such amounts shall be conclusive and binding on the parties hereto absent manifest error.  Upon receipt of written notice from the Administrative Agent of such disagreement, the Trustee shall comply with the Administrative Agent’s written instructions with respect to the holding back (pending resolution), payment or deposit of any such amounts as so determined by the Administrative Agent.  The Trustee shall be protected in acting upon the written instructions of the Administrative Agent and shall have no responsibility to verify, reconcile or recompute any determination of the Administrative Agent.”

(eee)       Section 2.14(b) of the Sale and Servicing Agreement is hereby amended by deleting the number “(9)” where it appears and replacing it with the number “(10)”.

(fff)         Section 2.14(e) of the Sale and Servicing Agreement is hereby amended by deleting the word “Closing” and replacing it with the phrase “Tenth Amendment Effective”, and by deleting the phrase “and in no event later than April 23, 2005” immediately before the period.

(ggg)      Section 2.15(e) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “Adjusted Eurodollar Rate” and replacing it with the phrase “LIBOR Rate or Adjusted Eurodollar Rate, as applicable,”.

(hhh)      Section 2.19(a) of the Sale and Servicing Agreement is hereby amended by amending and restating clause (i) in its entirety as follows:

“(i)          The Borrower shall have given the Administrative Agent (with a copy to the Trustee) at least 45 Business Days’ prior written notice of its intent to effect an Optional Sale in connection with a Permitted Securitization or a Permitted Refinancing, and, in the case of an Optional Sale occurring at any time after the Termination Date, the Administrative Agent shall have delivered to the Borrower its prior written consent (in its sole discretion) to such Optional Sale, unless such notice and/or consent requirement, as applicable, is waived or reduced by the Administrative Agent; provided that no such consent will be required for any Optional Sale of any Loan at a price equal to or greater than 95% of the par value of such Loan as of the date of the Optional Sale;”

(iii)          Section 2.20(a)(i) of the Sale and Servicing Agreement is hereby amended by inserting the following words at the end of the phrase before the semi-colon:

“and, in the case of a Discretionary Sale occurring at any time after the Termination Date, the Administrative Agent shall have delivered to the Borrower its prior written consent (in its sole discretion) to such Discretionary Sale; provided that no such consent will be required for any Discretionary Sale of any Loan at a price equal to or greater than 95% of the par value of such Loan as of the date of the Discretionary Sale”

(jjj)          Section 3.2 of the Sale and Servicing Agreement is hereby amended by amending and restating clause (a) in its entirety as follows:

“(a)         Each Advance under this Agreement, each reduction in Advances Outstanding pursuant to Section 2.4(b), each investment of amounts on deposit in the Principal Collections Account pursuant to Section 2.9(b) and each investment of amounts on deposit in the Unfunded Exposure Account pursuant to Section 2.9(c) or Section 2.10(b) (each, a “Transaction”) shall be subject to the further conditions precedent that:

(i)            with respect to any Advance, the Servicer shall have delivered to the Administrative Agent and each Purchaser Agent (with a copy to the Trustee and the Backup Servicer) no later than 2:00 p.m. on the date that is one Business Day prior to the related Funding Date:

(1)           a Borrowing Notice in the form of Exhibit A-1 or A-1-PF, as applicable, a Borrowing Base Certificate or a Pre-Funded Advance Certificate, as applicable, a Loan List and, if applicable, a Servicing Report; and

(2)           except with respect to an Advance for the purpose of funding the Unfunded Exposure Account, a Certificate of Assignment in the form of Exhibit A to the Sale Agreement including Schedule I thereto and containing such additional information as may be reasonably requested by the Administrative Agent and each Purchaser Agent;

(ii)           with respect to any reduction in Advances Outstanding pursuant to Section 2.4(b), the Servicer shall have delivered to the Administrative Agent and each Purchaser Agent (with a copy to the Trustee and the Backup Servicer) at least one Business Day prior to any reduction of Advances Outstanding a Borrowing Notice in the form of Exhibit A-2 and a Borrowing Base Certificate;

(iii)          with respect to any investment of amounts on deposit in the Principal Collections Account or the Pre-Funding Account permitted by Section 2.9(b), the Servicer shall have delivered to the Administrative Agent and each Purchaser Agent (with a copy to the Trustee and the Backup Servicer), no later than 2:00 p.m. on the Business Day prior to any such investment, with respect to any Advance, a Borrowing Notice in the form of Exhibit A-3 and a Borrowing Base Certificate or a Pre-Funded Advance Certificate, as applicable, executed by the Servicer and the Borrower; and

(iv)          with respect to any investment of funds on deposit in the Unfunded Exposure Account permitted by Section 2.9(c) or Section 2.10(b), the Servicer shall have delivered to the Administrative Agent and each Purchaser Agent (with a copy to the Trustee and the Backup Servicer), no later than 2:00 p.m. on the Business Day prior to any such investment, with respect to any Advance, a Borrowing Notice in the form of Exhibit A-3 executed by the Servicer and the Borrower;”

(kkk)       Section 3.2(b) of the Sale and Servicing Agreement is hereby amended by inserting the phrase “(except with respect to an Advance required by Section 2.1(f))” immediately after the word “Availability” in clause (iii) thereof.

(lll)          Section 3.2(b) of the Sale and Servicing Agreement is hereby amended by deleting the word “On” at the beginning of clause (iv) thereof and replacing it with the phrase “Except with respect to an Advance required by Section 2.1(f), on”.

(mmm)    Section 3.2(c) of the Sale and Servicing Agreement is hereby amended by inserting the phrase “(other than a Funded Advance for the purpose of funding the Unfunded Exposure Amount)” immediately after the words “Funded Advance”.

(nnn)      Section 3.2 of the Sale and Servicing Agreement is hereby amended by deleting the word “The” at the beginning of clause (d) thereof and replacing it with the phrase “Except with respect to any Transaction required by Section 2.1(f) or Section 2.10(b), the”.

(ooo)      Section 4.1(m)(viii) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “Senior Subordinated Loan or a Junior” from clause (D) thereof.

(ppp)      Section 4.1(bb) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “Senior Subordinated Loans and Junior” from such section.

(qqq)      Section 6.3(a) of the Sale and Servicing Agreement is hereby amended by deleting the word “collectibility” where it appears and replacing it with the word “collectability”.

(rrr)         Section 6.4(a) of the Sale and Servicing Agreement is hereby amended by deleting the word “collectibility” where it appears and replacing it with the word “collectability”.

(sss)       Section 6.4 of the Sale and Servicing Agreement is hereby amended by adding the following clause (j):

“(j)          Establishment of the Unfunded Exposure Account.  The Servicer shall cause to be established, on or before the Tenth Amendment Effective Date, with the Trustee, and maintained in the name of the Borrower, subject to the lien of the Administrative Agent, a segregated corporate trust account entitled “Unfunded Exposure Account for Ares Capital CP Funding LLC, subject to the lien of Wachovia Capital Markets, LLC, as Administrative Agent for the Secured Parties” (the “Unfunded Exposure Account”), over which the Trustee as agent for the Secured Parties, shall have control and from which none of the Originator, the Servicer nor the Borrower shall have any right of withdrawal except as set forth in accordance with Section 2.9(c) or Section 2.10(b).”

(ttt)         Section 6.5(b) of the Sale and Servicing Agreement is hereby amended by deleting the number “(8)” where it appears and replacing it with the number “(9)”.

(uuu)      Section 6.8 of the Sale and Servicing Agreement is hereby amended by deleting the number “(9)” where it appears and replacing it with the number “(10)”.

(vvv)      Section 6.15(a) of the Sale and Servicing Agreement is hereby amended by inserting the phrase “or the Unfunded Exposure Account” immediately before the words “as required”.

(www)    Section 7.2(b)(iii) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “and (L) the Pool Yield” and replacing it with the phrase “, (L) the Weighted Average Spread and (M) the Weighted Average Life”.

(xxx)        Section 10.1(j) of the Sale and Servicing Agreement is hereby amended by inserting the word “or” immediately after the semi-colon.

(yyy)      Section 10.1(k) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “as of any Determination Date, the Pool Yield does not equal or exceed the Minimum Pool Yield” and replacing it with the phrase “[Reserved]”.

(zzz)        Section 10.2 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(a)         Upon the occurrence of a Termination Event, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Purchasers, by notice to the Borrower (and the Administrative Agent shall provide a copy of such notice to the Trustee), declare the Termination Date to have occurred, the VFCs to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrower) and the Amortization Period to have commenced; provided, however, in the case of any event described in Section 10.1(c) or 10.1(d) (in the case of Section 10.1(d) due to the occurrence of an event described in Section 6.15(d)), the VFCs shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the Borrower) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event.

(b)           Upon the declaration or occurrence of a Termination Date, no Advances will thereafter be made (other than Advances made pursuant to Section 2.1(f)), the Revolving Period shall end and the Amortization Period shall commence and the Trustee shall, on each Payment Date thereafter, make payments in accordance with the provisions of Section 2.10. For the avoidance of doubt, the occurrence of a Termination Date as defined in clauses (a) through (f), inclusive, of the definition of “Termination Date” shall constitute a Termination Date for the purposes of this Section 10.2.  On and after the declaration or occurrence of a Termination Date, the Trustee, on behalf of the Secured Parties and at the direction of the Administrative Agent, shall have, in addition to all of the rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, in each case subject to clause (ii) of this Section 10.2(b), and Sections 10.2(c) – (g), which rights shall be cumulative. Without limiting the generality of the foregoing sentence, the Trustee (acting as directed by the Administrative Agent) or the Administrative Agent also may (i) require the Borrower and Servicer to, and the Borrower and Servicer hereby agree that they will at the Servicer’s expense and upon the request of the Trustee or the

Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Trustee (acting as directed by the Administrative Agent) or the Administrative Agent and make the same available to the Trustee or the Administrative Agent at a place to be designated by the Trustee or the Administrative Agent and (ii) sell the Collateral or any part thereof in one or more parcels at a public or private sale subject to the requirements set forth in Sections 10.2(c) – (g).  Neither the Administrative Agent nor the Trustee (acting as directed by the Administrative Agent) shall market, hold discussions with or otherwise prepare or make arrangements for the sale of any part of the Collateral prior to the end of the Standstill Period.

(c)           The Trustee (acting as directed by the Administrative Agent) or the Administrative Agent shall provide at least 90 days prior notice to the Borrower and the Servicer of its intention to sell any Collateral (a “Notice of Intended Sale”), but no such Notice of Intended Sale shall be valid if given prior to the occurrence or declaration of a Termination Date.  At any time following such 90-day period (the “Standstill Period”), the Administrative Agent may use its commercially reasonable efforts to obtain Eligible Bids with respect to the Collateral.  The delivery of a Notice of Intended Sale shall not obligate or otherwise commit the Trustee or the Administrative Agent to sell any Collateral.

(d)           If the Trustee (acting as directed by the Administrative Agent) or the Administrative Agent proposes to sell the Collateral or any part thereof in one or more parcels at a public or private sale, at the request of the Trustee or the Administrative Agent, as applicable, the Borrower and the Servicer shall make available to each prospective bidder, on a timely basis, all reasonable information relating to the Collateral subject to sale, including, without limitation, copies of any disclosure documents, contracts, financial statements of the applicable Obligors, covenant certificates and any other materials reasonably requested by the Administrative Agent or such bidders; provided that neither the Borrower nor the Servicer shall be required to disclose any information which it is required by law or contract to be kept confidential.

(e)           At any time after the Borrower has received notice of a Termination Date from the Administrative Agent and before the Collateral has been sold, the Borrower may pay to the Trustee an amount equal to the Aggregate Unpaids, and, once such payment is applied by the Trustee to reduce the Aggregate Unpaids to $0, the Collection Date shall have occurred.

(f)            (i)            If the Trustee (acting as directed by the Administrative Agent) or the Administrative Agent elects to sell the Collateral in whole, but not in part, at a public or private sale, the Borrower may exercise its right of first refusal to repurchase the Collateral, in whole but not in part, prior to such sale at a purchase price that is not less than the amount of the Aggregate Unpaids as of the date of such proposed sale.  The Borrower’s right of first refusal shall terminate not later than 4:00 p.m. on the second Business Day following the Business Day (which must occur after the Standstill Period) on which the Borrower receives notice of the Trustee’s or the Administrative Agent’s election to sell such Collateral, such notice to attach copies of all Eligible Bids received by the Trustee or the Administrative Agent in respect of such Collateral.

(ii)           If the Trustee (acting as directed by the Administrative Agent) or the Administrative Agent elects to sell less than all of the Collateral in one or more parcels at a public or private sale, the Borrower may exercise its right of first refusal to repurchase such portion of the Collateral prior to such sale at a purchase price of not less than the highest Eligible Bid received in respect of such portion of the Collateral as of the date of such proposed sale, as notified by the Trustee or the Administrative Agent to the Seller.  The Borrower’s right of first refusal shall terminate not later than 4:00 p.m. on the Business Day (which must occur after the Standstill Period) on which the Borrower receives notice of the Trustee’s or the Administrative Agent’s election to sell such portion of the Collateral, if such notice is delivered by 12:00 p.m. on such Business Day; provided that if such notice is delivered after 12:00 p.m. on the Business Day on which the Borrower receives such notice, or if the highest Eligible Bid received in respect of such portion of the Collateral is greater than $25,000,000, the Borrower’s right of first refusal shall terminate not later than 12:00 p.m. on the following Business Day.

(iii)          If the Seller elects not to exercise its right of first refusal as provided in clauses (i) or (ii) above, the Trustee (acting as directed by the Administrative Agent) or the Administrative Agent shall sell such Collateral or portion thereof for a purchase price equal to the highest of the Eligible Bids then received.  For the avoidance of doubt, any determination of the highest Eligible Bid shall only consider bids for the same parcels of the Collateral.

(iv)          It is understood that the Borrower may submit its bid for the Collateral or any portion thereof as a combined bid with the bids of other members of a group of bidders, and shall have the right to find bidders to bid on the Collateral or any portion thereof.

(v)           It is understood that the Borrower’s right of first refusal shall apply to each proposed sale of the same parcel of the Collateral.

(g)           All cash Proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral (after payment of any amounts incurred by the Trustee or any of the Secured Parties in connection with such sale) shall be deposited into the Collection Account to be applied against all or any part of the Aggregate Unpaids pursuant to Section 2.10 or otherwise in such order as the Trustee shall elect in its discretion.”

(aaaa)     Section 12.2 of the Sale and Servicing Agreement is hereby amended by adding the following sentence to the end of clause (a) thereof:

“Each Purchaser Agent hereby authorizes the Administrative Agent to file any UCC financing statement deemed necessary by the Administrative Agent on behalf of such Purchaser Agent (the terms of which shall be binding on such Purchaser Agent).”

(bbbb)    Section 13.11 of the Sale and Servicing Agreement is hereby amended by amending and restating clause (b) in its entirety as follows:

“(b)         Notwithstanding anything in this Agreement to the contrary, no Conduit Purchaser shall have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to such Conduit Purchaser after paying or making provision for the payment of its Commercial Paper Notes.  All payment obligations of each Conduit Purchaser hereunder are contingent on the availability of funds in excess of the amounts necessary to pay its Commercial Paper Notes; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by a Conduit Purchaser exceeds the amount available to such Conduit Purchaser to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.”

(cccc)     Section 13.16 of the Sale and Servicing Agreement is hereby amended by amending and restating clause (a) in its entirety as follows:

“(a)         With the prior written consent of the Borrower (which consent shall not be unreasonably withheld), each Purchaser may at any time assign, or grant a security interest or sell a participation interest in, any Advance (or portion thereof) or any VFC (or any portion thereof) to any Person; provided that, as applicable: (i) no transfer of any Advance (or any portion thereof) or of any VFC (or any portion thereof) shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws, and is made only to either an “accredited investor” as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs or to a “qualified institutional buyer” as defined in Rule 144A under the Securities Act , (ii) no such consent of the Borrower shall be required following the occurrence of a Termination Event, (iii) in the case of an assignment of any Advance (or any portion thereof) or of any VFC (or of any portion thereof), the assignee executes and delivers to the Servicer, the Borrower and the Administrative Agent a fully-executed Joinder Supplement substantially in the form of Exhibit M hereto and a Transferee Letter substantially in the form of Exhibit K hereto, (iv) any Institutional Purchaser shall not need prior consent to at any time assign, or grant a security interest or sell a participation interest in, any Advance (or portion thereof) to an Affiliate of its related Purchaser Agent and (v) any Conduit Purchaser shall not need prior consent to at any time assign, or grant a security interest or sell a participation interest in, any Advance (or portion thereof) to a Liquidity Bank or any commercial paper conduit sponsored by a Liquidity Bank or an Affiliate of its related Purchaser Agent.  The parties to any such assignment, grant or sale of a participation interest shall execute and deliver to the related Purchaser Agent for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties and the applicable Purchaser Agent.  The Borrower shall not assign or delegate, or grant any interest in, or permit any Lien to exist upon, any of the Borrower’s rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent and each Hedge Counterparty.”

(dddd)    Section 13.18 of the Sale and Servicing Agreement is hereby amended by amending and restating clause (a) in its entirety as follows:

“(a)         With respect to any Loan included in the Collateral subject to the Retained Interest provisions of this Agreement such that a portion of such Loan is owned by one or more third parties, Principal Collections received by the Borrower or the Servicer on such Loan will be allocated first to the portion of such Loan owned by the Borrower, until the principal amount of such portion is reduced to zero, and then to the portion not owned by the Borrower; provided that if a payment default occurs with respect to such Loan, then Principal Collections received on such Loan will be allocated between the portion owned by the Borrower and the portion not owned by the Borrower pro rata based upon the outstanding principal amount of each such portion.”

(eeee)     The name “Variable Funding Capital Corporation” shall be deleted from the signature page on which the Conduit Purchaser executes the Sale and Servicing Agreement, and shall be replaced with the name “Variable Funding Capital Company LLC”.

(ffff)        Annex A, attached hereto as Exhibit A, is hereby amended and restated in its entirety and incorporated into the Sale and Servicing Agreement.

(gggg)    The name “Variable Funding Capital Corporation” shall be deleted from Annex B and shall be replaced with the name “Variable Funding Capital Company LLC”.

(hhhh)    Exhibit A-1, attached hereto as Exhibit B, is hereby amended and restated in its entirety and incorporated into the Sale and Servicing Agreement.

(iiii)         Exhibit A-3, attached hereto as Exhibit C, is hereby amended and restated in its entirety and incorporated into the Sale and Servicing Agreement.

(jjjj)         Schedule VII of the Sale and Servicing Agreement is hereby amended by deleting reference to the “Pool Yield”.

SECTION 2.         INTENTIONALLY OMITTED.

SECTION 3.         AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement are hereby ratified and shall remain in full force and effect.  After this Amendment becomes effective, all references to the Sale and Servicing Agreement, and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Sale and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein, and shall not constitute a novation of the Sale and Servicing Agreement.

SECTION 4.         REPRESENTATIONS.

Each of the Originator, the Servicer and the Borrower, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)           the execution, delivery and performance by it of this Amendment and the Sale and Servicing Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Sale and Servicing Agreement as amended hereby by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           each of this Amendment and the Sale and Servicing Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi)          it is not in default under the Sale and Servicing Agreement, as amended hereby; and

(vii)         upon giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 5.         CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment of the outstanding fees and disbursements of the Purchasers; (ii) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Administrative Agent and the Purchasers; (iii) delivery of executed signature pages by all parties hereto to the Administrative Agent; and (iv) delivery and execution of certain amendments to each Purchaser Fee Letter by the parties thereto.

SECTION 6.         MISCELLANEOUS.

(a)           Without in any way limiting any other obligation hereunder or under the Transaction Documents, the Borrower agrees to provide, from time to time, any additional documentation and to execute additional acknowledgements, amendments, instruments or other agreements as may be reasonably requested and required by the Administrative Agent to effectuate the foregoing.

(b)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)           This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.

(e)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment or the Sale and Servicing Agreement.

(f)            Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)           This Amendment and the Sale and Servicing Agreement represent the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

(h)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE SALE AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE SALE AND SERVICING AGREEMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ARES CAPITAL CP FUNDING LLC

	By:		/s/ Michael L. Smith
		Name:	Michael L. Smith
		Title:	Authorized Signatory

THE ORIGINATOR
AND THE SERVICER:	ARES CAPITAL CORPORATION

	By:		/s/ Michael Arougheti
		Name:	Michael Arougheti
		Title:	President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CONDUIT PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC (f/k/a Variable Funding Capital Corporation)

	By:	Wachovia Capital Markets, LLC,
as attorney-in-fact

	By:		/s/ Haojin Wu
		Name:	Haojin Wu
		Title:	Vice President

THE ADMINISTRATIVE AGENT
AND THE VFCC AGENT:	WACHOVIA CAPITAL MARKETS, LLC

	By:		/s/ Kevin Sunday
		Name:	Kevin Sunday
		Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:		/s/ John T. Edwards
		Name:	John T. Edwards
		Title:	Assistant Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Acknowledged and Agreed to
as of the date first written above:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Hedge Counterparty

By:		/s/ Bruce Young
	Name:	Bruce Young
	Title:	Senior Vice President